Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington Worldwide Emerging Markets Fund had a total return of 24.68%* for the first half of 1999. This compares with a total return of 34.59% for the average emerging markets fund monitored by Lipper, Inc. and a gain of 39.87%** for the unmanaged Morgan Stanley Emerging Markets Free Index.

Portfolio Review
   Overall, investment sentiment in the emerging market asset class is running positive with Asia clearly leading in terms of expectations of renewed growth. We expect this cheerful environment to carry over into the next quarter despite recent concerns regarding Argentina and Brazil. In particular, we expect emerging markets to increasingly gain assets as fund flows return to the asset class.
   The Fund is overweight in Asia and underweight in Latin America with a strong bias in favor of growth over value and with a particular concentration in technology shares. The Fund's under-performance in the first half of 1999 can be directly attributable to essentially four factors: (1) no weighting in Taiwan, (2) overweight in South African technology shares, (3) underweight in Latin America, and (4) overweight in Turkish stocks. First, Taiwan rallied nearly 30% in the second quarter. Secondly, South African blue chips rallied strongly in the second quarter led by the London listing of Anglos, while technology shares fell on average. Thirdly, Latin American markets such as Mexico, Venezuela, and Argentina rallied over 20% in the quarter impacting our relative performance. Finally, the Turkish market badly stumbled in the last few weeks of the quarter.
   Although the portfolio lagged the relevant indices this quarter, we are confident that our investment outlook will prevail over the remainder of this year. Over this last quarter, we were particularly disappointed with the last minute sell-off in Turkish equities over the last two weeks of June due to concerns over the death sentence handed down to PKK terrorist Ocalan, which contributed to a highly volatile investment climate over the preceding three weeks which the Turkish market has gotten over. Although our negative view on Latin America now seems to be coming to fruition, our early underweight stance has been a hindrance on relative performance. Overall, the structure of the portfolio is now well established and focused for outperformance in the upcoming quarter.

Market Outlook
   Our strategic overview for emerging markets for the remainder of the year is based upon three themes:
  1)Underweight Latin America
    Latin America has not addressed its economic restructuring. The region is burdened with debt and high local interest rates; this is best highlighted by Argentina, which has $130 billion of external debt and eighteen percent per annum local interest rates. These facts are compounded by upcoming elections that should prove to create apprehension for investments in Argentina and Latin America as a whole. Currently, we have no investment in Argentina, and are underweight in the rest of Latin America. We shall maintain that view until we see a fair value in the local currencies or upon the settlement of the issue of debt restructuring.

  2)Overweight specific Asian markets
    Outperformance in Asia on the back of a strong Japan will continue to realign the current positive economic fundamentals especially in South Korea, Thailand, and Malaysia. If Japan's recovery is sustainable, which we believe it is, then South Korea will be the main beneficiary, especially on the back of successful conglomerate restructuring. Thailand is seeing greater foreign portfolio inflows and Thai banks continue to lead the way forward with a reduction in non-performing loans. Thailand's recovery is based on the health of the banking sector. We believe that Malaysia will once again be included in the MSCI by year-end, providing the Malaysian equities with a liquidity bonanza. We continue to be wary of the Taiwanese market, as the political leadership of Taiwan has expressed the desire to challenge Communist China's "One China Policy."

  3)Re-ratings of Turkey and South Africa
    The next six months shall see re-ratings for Turkey and South Africa. Turkey finally has received the support of the IMF if the strong government coalition promises to pass social security reform and a privatization bill. IMF assistance in establishing structural reforms to fight inflation will allow Turkish interest rates to fall from around 100% to 50% or possibly lower, allowing for a re-rating for the stock market. South Africa has seen a modest rise in index stocks, which do not account for the new political reality of an aggressive ANC policy to focus on black welfare and wealth creation. Black empowerment companies and local technology companies will become the focus of the local institutional investor, as they realign portfolios with the existing climate.

Portfolio Outlook
   Our outlook on Turkish stocks for a twelve-month view and currently, is that, the scenario in Turkey seems to have dramatically improved with passage of key social security reform and possible IMF stand-by assistance. The potential approval of an IMF inflation fighting program in Turkey would be extremely significant in terms of financial markets performance with our fair-value target implying a doubling from current levels. We expect the Taiwanese stock market to be weakened by intensifying political bickering from Beijing and Taipei, which in the past has always been a negative sign for the market. In addition, with the Communist Party congress scheduled for October, Taiwanese calls for abandoning the One-China platform can only accelerate the potential for market underperformance. Finally, we are beginning to see our South African shares turn around and the upcoming listing of our largest holding in London should be extremely positive for the portfolio's relative performance. Overall, we do not believe that the large-cap led rally in the asset class will continue to dominate performance. Valuations in many of these large traditional industries continue to stretch beyond even pre-crisis levels, and while overblown valuations can persist in internet or other technology related stocks for many years, we do not believe that international investors will be willing to sustain 30 times 2001 peak earnings or 4 times book value for a run-of-the-mill steel producer located in some emerging market country.

Portfolio Differentiation
   Our portfolio differentiation is based on essentially three themes:
  1)Growth over Value
    In the universe of emerging markets managers, most are value and large-cap oriented. This is a reflection of the indices, MSCI and IFC. Unlike in U.S. fund management where there are sectoral and style differentiation amongst managers and rankings, there exists no such sub-categories in foreign equities or emerging markets. We have adopted a growth and technology focus to our bottom-up stock selection process, which we believe, will enhance returns over the long-term.

  2)Geographic Overweight/Underweight Bias
    In addition, we continue to utilize our successful top-down political --
     economic ranking system. As this system can yield market divergent opinions, it sometimes results in either strong overweight or the possibility of zero weight positions even in markets which on an index basis can be low weight or high weight.
  3)Technology/Services and Consumer Sector Focus
    Renewed growth in emerging markets combined with unleashed marginal savings has in our opinion the possibility for substantial earnings growth in the services and consumer sectors. Moreover, the retooling of emerging markets companies to compete in a wired and increasingly technologically dependent world will fundamentally alter the past business models employed in the third world. We are confident that emerging markets companies see the "writing on the wall" and are leapfrogging into higher service content and human capital intensive businesses. Hence, we believe that over the next five years, emerging markets will do to the technology and services sector what they did to the manufacturing and basic industries sectors ten and twenty years ago. Namely, compete and take global market share through lower price, equal or better quality and consistent efficiency.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,




/S/ ALFREDO M. VIEGAS       /S/ MOHAMMED ZAIDI         /S/ ROBERT M. DEMICHELE

Alfredo M. Viegas           Mohammed Zaidi             Robert M. DeMichele
Portfolio Manager           Portfolio Manager          President
August, 1999                August, 1999               August, 1999

* 4.71%, (4.64%), and 3.14% are the one, five, and ten year average annual standard returns, respectively, for the period ended June 30, 1999. Prior to June 17, 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. Investing in emerging markets, rather than established markets, has special risks, including currency fluctuations and political instability. There is no guarantee that the Fund can achieve its objective.
**All country and regional returns are from the corresponding Morgan Stanley
 Capital International Indices. Returns are dollar based with net dividends reinvested.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)

      [PIE CHART APPEARS HERE]

                                Asset Allocation
      Common Stocks                 90%
      Preferred Stocks               5%
      Cash and Cash Equivalents      5%

      [PIE CHART APPEARS HERE]

                           Regional Breakdown
                   (Excludes 5% Cash Equivalents)
      Far east                      40%
      Europe                        33%
      Africa                        13%
      Latin America                  6%
      North America                  2%
      Middle East                    1%


                      Top Ten Holdings (34% of Portfolio)

 1. Dimension Data Holdings, Ltd. - South Africa
 2. Resorts World Bhd - Malaysia
 3. Dacom Corporation - South Korea
 4. Vestel Elektronik Sanayi ve Ticaret A.S. - Turkey
 5. Securities One Public Company, Ltd. - Thailand
 6. Primedia, Ltd. - South Africa
 7. Intracom S.A. - Greece
 8. Elektrim Spolka Akcyjna S.A. - Poland
 9. Tenaga Nasional Bhd - Malaysia
10. Dogan Yayin (Holdings) - Turkey

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)

  Number of                                                    Value
   Shares                      Security                      (Note 1)
-----------------------------------------------------------------------
             COMMON STOCKS: 90.2%
             Australia: 1.0%
     455,000 Village Roadshow, Ltd. .....................   $   795,101
                                                            -----------

             Brazil: 0.0%
         100 StarMedia Network, Inc. (ADR)/2/............         6,412
                                                            -----------

             Czech Republic: 1.7%
     211,000 Central European Media Enterprises,
              Ltd./2/....................................     1,351,719
                                                            -----------

             Greece: 6.8%
      45,000 Antenna TV S.A. (ADR)/2/....................       617,344
       1,830 Interamerican Insurance Company/2/..........        40,678
      38,000 Intracom S.A................................     2,449,588
      45,000 Intrasoft S.A. .............................     1,212,489
      42,000 STET Hellas Telecommunications S.A.
              (ADR)/2/...................................       939,750
                                                            -----------
                                                              5,259,849
                                                            -----------
             Hong Kong: 1.3%
  14,650,000 Guangnan Holdings...........................       981,877
                                                            -----------

             Hungary: 4.2%
      19,720 Antenna Hungaria/2/.........................       391,347
      28,000 Magyar Tavkozlesi RT (ADR)..................       770,000
      21,000 OTP Bank RT.................................       876,041
      29,250 Pannonplast RT..............................       567,169
      60,000 Synergon Information Systems, Ltd.
              (GDR)/1/...................................       696,000
                                                            -----------
                                                              3,300,557
                                                            -----------
             India: 5.8%
      90,000 Aptech, Ltd. ...............................     1,484,090
     179,900 Fujitsu ICIM/2/.............................     1,145,123
       1,000 Hindalco Industries, Ltd. ..................        14,495
       2,500 Pentafour Software & Exports, Ltd. .........        65,729
      52,000 Satyam Computer Services, Ltd...............     1,520,608
      29,000 Sonata Software, Ltd. ......................       232,783
      10,600 Wockhardt, Ltd. ............................        64,612
                                                            -----------
                                                              4,527,440
                                                            -----------
             Israel: 1.1%
      67,250 I.T. International Theatres, Ltd./1/........       854,075
                                                            -----------

             Malaysia: 9.1%
   1,268,000 Resorts World Bhd...........................     2,986,474
     100,000 Rothmans of Pall Mall Bhd...................       756,579
     260,000 Telekom Malaysia Bhd........................       971,579
   1,032,000 Tenaga Nasional Bhd.........................     2,376,316
                                                            -----------
                                                              7,090,948
                                                            -----------

  Number of                                                    Value
   Shares                      Security                      (Note 1)
-----------------------------------------------------------------------
             COMMON STOCKS (continued):
             Mexico: 1.3%
      62,000 Empresas ICA Sociedad Controladora S.A. de
              C.V. (ADR).................................   $   418,500
      61,300 Grupo Casa Autrey, S.A. de C.V. (ADR).......       222,212
      74,000 TV Azteca S.A. (ADR)/2/.....................       383,875
                                                            -----------
                                                              1,024,587
                                                            -----------
             Poland: 3.8%
      30,450 Computerland S.A./2/........................       578,209
     170,000 Elektrim Spolka Akcyjna S.A. ...............     2,404,823
                                                            -----------
                                                              2,983,032
                                                            -----------
             Russia: 3.7%
     753,509 Aeroflot....................................        96,449
     131,100 Lukoil Holdings of Russia...................     1,304,445
       4,250 Moscow Telephone Systems/2/.................       429,250
     409,300 Rostelecom/2/...............................       642,601
   4,235,000 Unified Energy Systems......................       368,868
                                                            -----------
                                                              2,841,613
                                                            -----------
             Singapore: 1.1%
      65,000 Creative Technology, Ltd....................       847,593
                                                            -----------

             South Africa: 12.8%
   1,106,250 BOE, Ltd....................................     1,099,958
   1,502,500 Comair, Ltd./2/.............................       398,388
     744,930 Dimension Data Holdings, Ltd. ..............     3,296,084
   3,356,300 Paradigm Interactive Media, Ltd./2/.........     1,379,380
     887,520 Primedia, Ltd./2/...........................     1,404,601
     736,460 Primedia, Ltd. (N shares)/2/................     1,098,407
     953,160 The Education Investment Corporation, Ltd...       898,772
   1,698,900 Union Alliance Media, Ltd./2/...............       416,678
                                                            -----------
                                                              9,992,268
                                                            -----------
             South Korea: 12.2%
      19,500 Dacom Corporation...........................     2,105,898
       7,296 Dacom Corporation (Rights)/2/...............       787,930
      98,473 Hyundai Electronics Industries
              (Rights)/2/................................     1,305,925
     180,300 Korea Electric Terminal Company.............     1,744,643
     185,000 Kumho Industrial Company, Ltd./2/...........     1,112,433
     102,585 L.G. Securities Company.....................     1,728,260
       1,759 Samsung Securities Company, Ltd. ...........        94,215
         503 Samsung Securities Company, Ltd.
              (Rights)/2/................................        26,943

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited) (continued)


  Number of                                                    Value
   Shares                       Security                      (Note 1)
------------------------------------------------------------------------
             COMMON STOCKS (continued):
             South Korea (continued):
      80,600 Tongyang Merchant Bank.......................   $  499,283
      18,788 Tongyang Merchant Bank (Rights)/2/...........      116,384
      18,788 Tongyang Merchant Bank Bond..................          162
                                                             ----------
                                                              9,522,076
                                                             ----------
             Thailand: 9.3%
     395,820 Bangkok Bank Public Company, Ltd./2/.........    1,481,351
   2,619,970 K.R. Precision Public Company, Ltd...........    1,492,096
   2,500,000 Krung Thai Bank Public Company, Ltd./2/......    1,661,067
   6,971,000 Securities One Public Company, Ltd...........    1,720,353
   3,485,500 Securities One Public Company, Ltd.
              (Rights)/2/.................................      860,177
     320,000 Securities One Public Company, Ltd.
              (Warrants)/2/...............................       24,299
                                                             ----------
                                                              7,239,343
                                                             ----------
             Turkey: 12.4%
  84,975,000 Akbank T.A.S.................................    1,274,625
  28,325,000 Akbank T.A.S. (Rights)/2/....................      424,875
 263,865,000 Dogan Yayin (Holdings)/2/....................    2,110,920
  57,000,000 Haci Omer Sabanci Holding A.S................    1,254,000
  90,971,000 Netas Northern Electric Telekomunikasyon
              A.S.........................................    1,910,391
  25,000,000 Vestel Elektronik Sanayi ve Ticaret
              A.S./2/.....................................    2,725,000
                                                             ----------
                                                              9,699,811
                                                             ----------
             United States: 2.6%
      90,000 IDT Corporation/2/...........................    1,994,062
                                                             ----------
             TOTAL COMMON STOCKS (cost $67,258,661).......   70,312,363
                                                             ----------

 Number of Shares
        or                                                    Value
 Principal Amount                Security                   (Note 1)
------------------------------------------------------------------------
                  PREFERRED STOCKS: 5.0%
                  Brazil: 5.0%
    27,000,000    Banco do Estado de Sao Paulo S.A......   $ 1,149,779
     2,350,000    Celular CRT Participacoes.............       318,114
       990,388    Celular CRT Participacoes
                   (Rights)/2/..........................       134,066
     2,109,600    Companhia Riograndense de
                   Telecomunicacoes.....................       511,649
       289,400    Tele Centro Oeste Celular
                   Participacoes S.A. (ADR).............     1,139,512
        33,000    Tele Norte Leste Participacoes S.A.
                   (ADR)................................       612,562
                                                           -----------
                  TOTAL PREFERRED STOCKS
                   (cost $3,873,508)....................     3,865,682
                                                           -----------

                  SHORT-TERM INVESTMENT: 8.8%
                  U.S. Government Obligation: 8.8%
    $6,900,000    Federal Home Loan Bank,
                   4.47%, due 07/01/1999 (cost
                   $6,900,000)..........................     6,900,000
                                                           -----------
                  TOTAL INVESTMENTS: 104.0% (cost
                   $78,032,169+)........................    81,078,045
                  Liabilities in excess of other assets:
                   (4.0)%...............................    (3,099,955)
                                                           -----------
                  TOTAL NET ASSETS: 100.0% (equivalent
                   to $8.89 per share on 8,768,269
                   shares outstanding)..................   $77,978,090
                                                           ===========

/1/Restricted security (Note 7).
/2/Non-income producing security.
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $78,341,693.
                              --------------------
At June 30, 1999, the composition of the Fund's net assets by industry concentration was as follows:

Banking...................   8.8%
Consumer Durable..........   1.4
Consumer Non-durable......   1.0
Electrical & Electronics..  23.5
Energy Sources............   1.7
Financial Services........   8.0
Health & Personal Care....   0.4
Materials.................   0.8
Multi-Industry............   4.9

Services.............................................................  14.4%
Telecommunications...................................................  21.9
Trade................................................................   4.3
Transportation.......................................................   0.6
Utilities............................................................   3.5
U.S. Government Obligation...........................................   8.8
Liabilities in excess of other assets................................  -4.0
                                                                      -----
 Total Net Assets.................................................... 100.0%
                                                                      =====

   The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $78,032,169) (Note 1)................  $81,078,045
Cash.............................................................       95,883
Foreign currencies, at value (cost $27,147)......................        7,144
Receivable for investment securities sold........................      659,567
Receivable for shares sold.......................................      246,573
Dividends and interest receivable................................      230,015
Foreign taxes recoverable........................................        2,227
                                                                   -----------
   Total Assets..................................................   82,319,454
                                                                   -----------
Liabilities
Due to Lexington Management Corporation (Note 2).................       64,140
Payable for investment securities purchased......................    3,807,985
Payable for shares redeemed......................................      308,348
Accrued expenses.................................................      160,891
                                                                   -----------
   Total Liabilities.............................................    4,341,364
                                                                   -----------
Net Assets (equivalent to $8.89 per share on 8,768,269 shares outstanding) (Note 4)...........................................  $77,978,090
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 100,000,000 shares, $1.00 par value per share.......................................................  $ 8,768,269
Additional paid-in capital.......................................  117,067,555
Undistributed net investment income (Note 1).....................      250,828
Accumulated net realized loss on investments and foreign currency transactions....................................................  (51,120,111)
Net unrealized appreciation of investments and foreign currency
 translation of other assets liabilities.........................    3,011,549
                                                                   -----------
   Total Net Assets..............................................  $77,978,090
                                                                   ===========

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends............................................ $  714,753
 Interest.............................................    104,898
                                                       ----------
                                                          819,651
 Less: foreign tax expense............................     77,670
                                                       ----------
 Total investment income..............................             $   741,981
Expenses
 Investment advisory fee (Note 2).....................    362,060
 Distribution expenses (Note 3).......................     90,519
 Custodian expenses...................................     76,010
 Transfer agent and shareholder servicing expenses
  (Note 2)............................................     75,516
 Printing and mailing expenses........................     49,800
 Accounting expenses (Note 2).........................     33,575
 Professional fees....................................     22,212
 Registration fees....................................     12,327
 Directors' fees and expenses.........................     12,064
 Computer processing fees.............................      9,214
 Other expenses.......................................     29,020
                                                       ----------
 Total expenses.......................................                 772,317
                                                                   -----------
 Net investment loss..................................                 (30,336)
Realized and Unrealized Gain (Loss) on Investments
(Note 5)
Net realized loss on:
 Investments.......................................... (6,364,455)
 Foreign currency transactions........................    (25,379)
                                                       ----------
   Net realized loss..................................              (6,389,834)
Net change in unrealized appreciation of:
 Investments.......................................... 21,882,993
 Foreign currency translation of other assets and
  liabilities.........................................    (34,327)
                                                       ----------
   Net change in unrealized appreciation..............              21,848,666
                                                                   -----------
Net realized and unrealized gain......................              15,458,832
                                                                   -----------
Increase in Net Assets Resulting from Operations......             $15,428,496
                                                                   ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Changes in Net Assets

                                                 Six months ended  Year ended
                                                  June 30, 1999   December 31,
                                                   (unaudited)        1998
                                                 ---------------- ------------
Net investment income (loss)...................    $    (30,336)  $  1,130,655
Net realized loss on investment and foreign
 currency transactions.........................      (6,389,834)   (36,574,147)
Net change in unrealized appreciation on
 investments and foreign currency
 translations..................................      21,848,666        891,315
                                                   ------------   ------------
Increase (decrease) in net assets resulting
 from operations...............................      15,428,496    (34,552,177)
Distributions to shareholders from net
 investment income (Note 1)....................         --            (870,294)
Decrease from capital share transactions (Note
 4)............................................      (2,773,444)   (36,940,227)
                                                   ------------   ------------
  Net increase (decrease) in net assets........      12,655,052    (72,362,698)
Net Assets:
Beginning of period............................      65,323,038    137,685,736
                                                   ------------   ------------
End of period (including undistributed net
 investment income of $250,828 and $281,164, in
 1999 and 1998, repectively)...................    $ 77,978,090   $ 65,323,038
                                                   ============   ============

  The Notes to Financial Statements are an integral part of these statements.
--------------------------------------------------------------------------------
Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at June 30, 1999.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

1.Significant Accounting Policies (continued)
   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Stratos Advisors, Inc. ("Stratos") under which Stratos provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC pays Stratos a monthly sub-advisory fee at the annual rate of 0.35% of the Fund's average daily net assets. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund, (including management fees, but excluding interest, taxes, brokerage commissions, 12b-1 fees and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $70,951 which are incurred by the Fund, but paid by LMC.

3.Distribution Plan
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (LFD), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1999 were $90,519 and are set forth in the statement of operations.

4.Capital Stock
Transactions in capital stock were as follows:

                             Six months ended
                               June 30, 1999               Year ended
                                (unaudited)            December 31, 1998
                          ------------------------  -------------------------
                            Shares       Amount       Shares        Amount
                            ------       ------       ------        ------
Shares sold..............  5,130,044  $ 42,181,291    6,690,183  $ 55,113,742
Shares issued on
 reinvestment of
 dividends...............     --           --           118,245       806,004
                          ----------  ------------  -----------  ------------
                           5,130,044    42,181,291    6,808,428    55,919,746
Shares redeemed.......... (5,518,009)  (44,954,735) (11,179,605)  (92,859,973)
                          ----------  ------------  -----------  ------------
Net decrease.............   (387,965) $ (2,773,444)  (4,371,177) $(36,940,227)
                          ==========  ============  ===========  ============

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

5.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $83,499,145 and $91,072,163, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,741,865 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $7,695,989.

6.Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Year 2000 Compliance Risk The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the Company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7.Restricted Securities
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

                                     Acquisition                     Percent of
             Security                   Date     Shares Market Value Net Assets
             --------                ----------- ------ ------------ ----------
I.T. International Theatres, Ltd...   03/19/99   67,250  $  854,075    1.10%
Synergon Information Systems, Ltd.
 (GDR).............................   04/26/99   60,000     696,000    0.89%
                                                         ----------    -----
                                                         $1,550,075    1.99%
                                                         ==========    =====

Lexington Worldwide Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months ended       Year ended December 31,
                           June 30, 1999   -------------------------------------
                            (unaudited)      1998      1997      1996     1995
                          ---------------- --------  --------  -------- --------
Net asset value,
 beginning of period....        $7.13        $10.18    $11.49    $10.70   $11.47
                               ------        ------    ------    ------   ------
Income (loss) from
 investment operations:
 Net investment income
  (loss)................        (0.03)         0.12      0.01      --       0.08
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........         1.79         (3.08)    (1.32)     0.79    (0.76)
                                -----         -----     -----     -----    -----
Total income (loss) from
 investment operations..         1.76         (2.96)    (1.31)     0.79    (0.68)
                                -----         -----     -----     -----   ------
Less distributions:
 Distributions from net
  investment income.....         --           (0.09)     --        --      (0.08)
 Distributions in excess
  of net investment
  income (temporary
  book-tax difference)..         --            --        --        --      (0.01)
                               ------        ------    ------    ------    -----
Total distributions.....         --           (0.09)     --        --      (0.09)
                               ------         -----    ------    ------    -----
Net asset value, end of
 period.................        $8.89         $7.13    $10.18    $11.49   $10.70
                               ======        ======    ======    ======   ======
Total return............       56.03%*     (29.06)%  (11.40)%     7.38%  (5.93)%
Ratio to average net
 assets:
 Expenses...............        2.13%*        1.85%     1.82%     1.76%    1.88%
 Net investment income
  (loss)................      (0.08)%*        1.14%     0.09%   (0.01)%    0.70%
Portfolio turnover
 rate...................      242.97%*      107.19%   112.05%    86.26%   92.85%
Net assets at end of
 period (000's
 omitted)...............      $77,978       $65,323  $137,686  $254,673 $265,544

--------
* Annualized.

Lexington
Worldwide Emerging Markets Fund, Inc.

Investment Adviser
--------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
--------------------------------------
STRATOS ADVISORS, INC.
Wall Street Tower
20 Exchange Place, 52nd Floor
New York, New York 10005

Distributor
--------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK
    AND
    TRUST COMPANY
    c/o National
    Financial Data
    Services
    330 West Ninth
    Street
    Kansas City,
    Missouri 64105

    Or call toll free:
    Service and Sales:
    1-800-526-0056
    24 Hour Account
    Information:
    1-800-526-0052

    www.lexingtonfunds.com
-------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
---------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Worldwide
Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX273-SAR6/99
                                                    LEXINGTON
                                                    WORLDWIDE
                                                    EMERGING
                                                     MARKETS
                                                     FUND,INC.
                                   --------------------------------------------
                                   Seeks long-term growth of capital, primarily
                                   through investment in equity securities of
                                         companies domiciled in, or doing
                                         business in, emerging countries
                                              and emerging markets
                                   --------------------------------------------
                                              Semi-Annual Report
                                                 June 30,1999

                                             The Lexington Group
                                                 of No-Load
                                             Investment Companies


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